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                         SECURITIES AND EXCHANGE COMMISSION

                               Washington, D.C. 20549


                                      FORM 8-K


                   Current Report Pursuant to Section 13 or 15(d)
                       of the Securities Exchange Act of 1934

                         Date of Report: December 17, 1998


                                 TMP WORLDWIDE INC.
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               (Exact name of Registrant as specified in its charter)


   Delaware                         0-21571                    13-3906555
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  (State of                  (Commission File No.)         (I.R.S. Employer
 Incorporation)                                            Identification No.)


1633 Broadway, New York, New York                                      10019
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(Address of principal executive offices)                             (Zip Code)


          Registrant's telephone number, including area code: 212-977-4200
                                    ------------

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Item 9.  Sales of Equity Securities Pursuant to Regulation S.

     On December 17, 1998, TMP Worldwide Inc. ("TMP") issued 53,728 shares of TMP's Common Stock to Klaus Schmah pursuant to Regulation S. The shares constitute a portion of the total purchase price which TMP paid for all outstanding securities of Bonde & Schmah Media GmbH, a/k/a/ Bonde & Schmah Human Resources Services GmbH. In addition, on December 18, 1998, TMP issued 84,612 shares of TMP's Common Stock to Joachim Staude pursuant to Regulation S. The shares constitute a portion of the total purchase price which TMP paid for all outstanding securities of PMM Management Consultants GmbH.

     All other items of this report are inapplicable.



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                                     SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   TMP WORLDWIDE INC.


Dated: December 22, 1998           By: /s/ Myron Olesnyckyj
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                                   Myron Olesnyckyj, Esq.
                                   Vice President- General Counsel